UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : July 25, 2006
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-15423	76-0312499
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900		77060
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition
Following the close of business on July 24, 2006, Grant Prideco issued a press release containing its second quarter 2006 results of operations. The press release is attached as Exhibit 99.1 to this Report on Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits.
99.1       Press Release Regarding Second Quarter 2006 Earnings.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.

Date: July 25, 2006	By:	/s/ Philip A. Choyce

Philip A. Choyce
Vice President and General Counsel